Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of August 13, 2013, by and among SafeStitch Medical, Inc., a Delaware corporation (the “Company”), and the investors listed on Schedule I hereto (“Investors”).

1. Purchase and Sale of Stock. Subject to the terms and conditions of this Agreement, Investors agree to purchase, and the Company agrees to sell and issue to Investors, that number of shares of the Company’s Series B Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), set forth opposite Investors’ respective names on Schedule I hereto, up to an aggregate of 8,750,000 shares of Series B Preferred Stock (collectively, the “Shares”). Each Share shall be composed of ten, one-tenth fractions of such Share (each, a “Series B Unit”). The Shares, together with the Series B Units and the Company’s common stock, par value $0.001 per share (“Common Stock”), issuable upon conversion of the Shares and the Series B Units are referred to collectively as the “Offered Securities.” The purchase price for each Series B Unit shall be $0.40 (the “Per Unit Purchase Price,” and the Per Unit Purchase Price multiplied by the aggregate number of Series B Units underlying the Shares purchased by an Investor, the “Purchase Price”). The Company’s agreement with each Investor is a separate agreement, and the sale and issuance of the Series B Units to each Investor is a separate sale and issuance.

1.1 First Closing. The first closing of the purchase and sale of Series B Units (the “First Closing Purchased Units”) shall be held at the offices of Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California (“WSGR”), immediately following the Effective Time of the Merger (each as defined in the Merger Agreement), or at such other time and place upon which the Company and Investors shall agree (the “First Closing”).

1.2 Second Closing. If less than all of the Shares are sold and issued at the First Closing, then, subject to the terms and conditions of this Agreement, the Company may sell and issue at a second closing (the “Second Closing,” the First Closing and the Second Closing shall each be a “Closing”), within 14 days after the First Closing, up to the balance of the unissued Shares (the “Second Closing Purchased Units”) to such persons or entities as may be approved by the Company in its sole discretion. The sale and issuance in the Second Closing shall be on the same terms and conditions as those contained herein, and such persons or entities shall, upon execution and delivery of the relevant signature pages, including a counterpart signature page to this Agreement, become parties to, and be bound by, this Agreement. Subject to applicable Law, promptly following the Second Closing, the Company shall file an amendment to its Amended and Restated Certificate of Incorporation wherein each issued and outstanding Series B Unit shall automatically convert into one (1) outstanding share of Common Stock.

1.3 Delivery. At the applicable Closing, each Investor shall pay the Purchase Price for the First Closing Purchased Units and Second Closing Purchased Units as set forth opposite such Investor’s name on the Schedule of Investors attached hereto as Schedule I by (a) cashier’s check, evidencing immediately available funds, payable to the Company, (b) wire transfer of immediately available funds in accordance with the Company’s wire instructions attached hereto as Schedule II, (c) cancellation of indebtedness held by such Investor, including with respect to the First Closing, under outstanding convertible promissory notes issued by TransEnterix, Inc. (“TransEnterix”) to such Investor on August 5, 2013, or (d) any combination of the foregoing. In the event that payment by an Investor is made, in whole or in part, by cancellation of the indebtedness specified by the immediately preceding clause (c), then such Investor shall surrender to the Company for cancellation at the Closing evidence of such indebtedness or shall execute an instrument of cancellation in form and substance acceptable to the Company. Within five (5) business days following the Closing, the Company shall deliver to the Investors a certificate representing the Series B Units being purchased thereby (the “Series B Unit Certificates”).

2. Incorporation of Certain Representations and Warranties from Merger Agreement. The representations and warranties made by TransEnterix to the Company as set forth in Article III, Sections 3.01 through 3.19 of that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Tweety Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), and TransEnterix, a Delaware corporation (“TransEnterix”), and the representations and warranties made by the Company to TransEnterix as set forth in Article IV Sections 4.01 through 4.20 of the Merger Agreement, with such representations and warranties as qualified by the exceptions disclosed by each of the Company and TransEnterix to other as set forth in their Disclosure Schedules to the Merger Agreement, are incorporated herein by reference and deemed made by the Company to the Investors as of the First Closing (except to the extent that any such representations and warranties are made as of a specific date, in which case such representations and warranties are made as of such date).

3. Representations, Warranties and Covenants of the Investors. Each investor hereby represents, warrants, and covenants to the Company that:

3.1 Authorization. Such Investor has full power and authority to execute and deliver, and to consummate the transactions contemplated by this Agreement. All corporate, limited liability company or other similar action on the part of such Investor, its officers, directors, members, managers and stockholders necessary for (i) the execution and delivery of, and the consummation of the transactions contemplated by, this Agreement, and (ii) as of the Closing, the performance of all obligations of such Investor under this Agreement, has been taken. This Agreement, upon execution and delivery by such Investor and assuming the due and proper execution and delivery by the Company, constitutes a legal, valid and binding obligation of such Investor, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii) the effect of rules of law governing the availability of equitable remedies.

3.2 Purchase Entirely for Own Account. Such Investor represents that the Series B Units will be acquired for investment by such Investor for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that Investor does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Series B Units.

3.3 Disclosure of Information. Such Investor has received all information it considers necessary or appropriate for deciding whether to purchase the Offered Securities. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Offered Securities and the business, properties, prospects and financial condition of the Company. Such Investor has received a complete copy of the Merger Agreement, the Registration Rights Agreement (as defined in Section 4) and the Lockup Agreement (as defined in Section 4) and has reviewed and understands the terms and conditions of such agreements in their entirety.

3.4 Investment Experience. Such Investor is an investor in securities of companies in the development stage and acknowledges that it is able to appropriately identify the inherent risks associated with, and can bear the economic risk of the total loss of its investment in the Offered Securities, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Offered Securities. Such Investor has not been organized for the purpose of acquiring the Offered Securities.

3.5 Accredited Investor. Such Investor is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”).

3.6 Restricted Securities. Such Investor understands that the Offered Securities are “restricted securities” as defined in Rule 144 promulgated under the Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Act, except in certain limited circumstances. Such Investor is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

3.7 Reliance on Exemptions. Such Investor understands that the Offered Securities are being offered and sold in reliance upon specific exemptions from the registration requirements of the Act and state securities laws and that the Company is relying upon the truth and accuracy of, and such Investor’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of such Investor contained in this Agreement in order to determine the availability of such exemptions and the eligibility of Investor to acquire the Offered Securities.

3.8 Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Offered Securities unless and until the transferee thereof has agreed in writing for the benefit of the Company to be bound by this section to the extent this section is applicable, and:

(a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) If requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act.

Each Investor agrees that it will promptly notify the Company of any material changes in the information set forth in any registration statement regarding the Investor or its plan of distribution.

3.9 Residency. Such Investor’s principal executive offices, or primary residence, as applicable, are in the jurisdiction set forth under such Investor’s name on the Schedule of Investors attached hereto.

3.10 No Brokers. Except for Perella Weinberg Partners, no broker, investment banker, financial advisor or other individual, corporation, general or limited partnership, limited liability company, firm, joint venture, association, enterprise, joint securities company, trust, unincorporated organization or other person or entity is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Investor or of its affiliates.

3.11 Additional Trading Limitations. Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company’s securities) since the earlier to occur of (1) the time that such Investor was first contacted by the Company or any other Person regarding an investment in the Company and (2) the 20th day prior to the public announcement of the transactions contemplated by this Agreement. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. For purposes of this section, a “Short Sale” includes, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

3.12 Legends. Such Investor agrees that each Series B Unit Certificate and each certificate evidencing shares of Common Stock issuable upon conversion of Shares and Series B Units shall bear legends in substantially the following forms:

(i) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND ARE “RESTRICTED SECURITIES” AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, (II) IN COMPLIANCE WITH RULE 144, OR (III) PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SUCH SALE, OFFER OR DISTRIBUTION.”

(ii) Any other legends required by applicable blue sky or state securities laws.

The Company need not register a transfer of any Series B Units, and may also instruct its transfer agent not to register a transfer of any Series B Units, unless the conditions specified in the foregoing legends are satisfied to the extent applicable.

4. Registration Procedures and Expenses; Lockup. At the applicable Closing, each Investor shall execute and deliver (i) a copy of that certain Registration Rights Agreement, substantially in the form attached as Exhibit A, by and among the Company and the other parties thereto in respect of the Common Stock issuable upon conversion of the Shares and the Series B Units held by such Investor (the “Registration Rights Agreement”) and (ii) a Lock-up and Voting Agreement, substantially in the form attached as Exhibit B, in respect of the Offered Securities and any other voting securities of the Company held by such Investor (each, a “Lockup Agreement”).

5. Conditions of Each Investor’s Obligations at First Closing. The obligations of each Investor participating in the Closing to accept delivery of the First Closing Purchased Units and to pay the Purchase Price therefor are subject to the fulfillment on or before the First Closing of each of the following conditions, any one or more of which may be waived by an Investor with respect to such Investor’s obligation:

5.1 Representations and Warranties. The representations and warranties contained in Section 2 shall be true in all material respects on and as of the First Closing with the same effect as though such representations and warranties had been made on and as of the date of the First Closing (except to the extent that any such representations and warranties are made as of a specific date, in which case such representations and warranties shall be true on and as of such date).

5.2 Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the First Closing.

5.3 Consummation of Merger. The Merger (as defined in the Merger Agreement) shall have been consummated.

6. Conditions of the Company’s Obligations at the First Closing. The obligations of the Company to sell and issue the First Closing Purchased Units to an Investor participating in the First Closing are subject to the fulfillment on or before the First Closing of each of the following conditions by such Investor, any one or more of which may be waived by the Company:

6.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true and correct on and as of the First Closing with the same effect as though such representations and warranties had been made on and as of the First Closing.

6.2 Minimum Shares. Investors shall have agreed to purchase for no fewer than an aggregate of 7,500,000 Shares under this Agreement.

6.3 Payment of Purchase Price. The receipt of payment of the full Purchase Price in accordance with Section 1.3.

6.4 Consummation of Merger. The Merger (as defined in the Merger Agreement) shall have been consummated.

6.5 Performance. The Investor shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the First Closing, including, but not limited to, execution and delivery by such Investor of the Registration Rights Agreement and the Lockup Agreement.

7. Conditions of Each Investor’s Obligations at the Second Closing. The obligations of each Investor participating in the Second Closing to accept delivery of the Second Closing Purchased Units and to pay the Purchase Price therefor are subject to the fulfillment on or before the Second Closing of each of the following conditions, any one or more of which may be waived by an Investor with respect to such Investor’s obligation:

7.1 Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Second Closing.

8. Conditions of the Company’s Obligations at the Second Closing. The obligations of the Company to sell and issue the Second Closing Units to any Investor participating in the Second Closing are subject to the fulfillment on or before the Second Closing of each of the following conditions by such Investor, any one or more of which may be waived by the Company:

8.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true and correct on and as of the Second Closing with the same effect as though such representations and warranties had been made on and as of the Second Closing.

8.2 Payment of Purchase Price. The receipt of payment of the full Purchase Price in accordance with Section 1.3.

8.3 Performance. The Investor shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Second Closing, including, but not limited to, execution and delivery by such Investor of the Registration Rights Agreement and the Lockup Agreement.

9. Miscellaneous.

9.1 Survival of Warranties. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive for one (1) year after the execution and delivery of this Agreement.

9.2 Assignment; Successors and Assigns. No provision of this Agreement may be assigned by any Investor without the prior written consent of the Company. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

9.4 Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile or other electronically scanned and transmitted signatures, including by email attachment, shall be deemed originals for all purposes of this Agreement.

9.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.6 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by personal delivery, facsimile, overnight courier or mailed by certified or registered mail, postage prepaid, return receipt requested, to the facsimile number or address as follows:

Company:

SafeStitch Medical, Inc.

4400 Biscayne Blvd

Miami, FL 33137

Facsimile: 305-575-4130

Attn: Jeffrey Spragens, CEO

jgspragens@safestitch.com

with a copy to:

SafeStitch Medical, Inc.

4400 Biscayne Blvd

Miami, FL 33137

Facsimile: 305-575-4130

Attn: Joshua Weingard, Chief Legal Officer

jweingard@safestitch.com

with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, P.C.

650 Page Mill Road

Palo Alto, CA 94304

Facsimile: (650) 493-6811

Attention: Philip H. Oettinger

and

Greenberg Traurig, P.A.

333 S.E. 2nd Avenue, Suite 4400

Miami, FL 33131

Facsimile: (305) 961-7756

Attention: Robert L. Grossman

Investors:

To the facsimile number or address for each respective Investor set forth in Schedule I hereto.

Agent:

Perella Weinberg Partners

767 Fifth Avenue

New York, NY 10153

Facsimile: (212) 287-3201

Attention: Philippe McAuliffe

or to such other facsimile number or address provided to the parties to this Agreement in accordance with this Section 9.6. Such notices or other communications shall be deemed delivered upon receipt, in the case of overnight delivery, personal delivery or facsimile transmission (as evidenced by the confirmation thereof), or three (3) days after deposit in the mails (as determined by reference to the postmark).

9.7 Expenses. Irrespective of whether any Closing is effected, each party shall pay its own costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

9.8 Amendments and Waivers. Any term of this Agreement may be amended or modified only in an instrument in writing executed by the Company and Investors holding a majority of the Series B Units issued and sold as of the time of such amendment or modification. Any amendment effected in accordance with this paragraph shall be binding upon each holder of any Offered Securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company. No waiver of any provision this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

9.9 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. The decision of each Investor to purchase Offered Securities pursuant to this Agreement has been made by such Investor independently of any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Offering Securities or enforcing its rights under this Agreement. Each Investor will be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

9.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.11 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

SAFESTITCH MEDICAL, INC.

By:	/s/ Jeffrey G. Spragens
Jeffrey G. Spragens
President and Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

KWANG SHUN COMPANY LIMITED

By:	/s/ Chang Hsiu-Yen
	Name:	Chang Hsiu-Yen
	Title:	Director

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

CHUNG CHIA COMPANY LIMITED

By:	/s/ Hsu Tsui Hua
	Name:	Hsu Tsui Hua
	Title:	Director

[Signature Page to SafeStitch Medical, Inc. Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

HSU GAMMA INVESTMENTS, L.P.

By:	/s/ Jane H. Hsiao
	Name:	Jane H. Hsiao, Ph.D., MBA
	Title:	General Partner

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

/s/ Jane H. Hsiao
Name:	Jane H. Hsiao, Ph.D., MBA

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

FROST GAMMA INVESTMENTS TRUST

By:	/s/ Phillip Frost
	Name:	Phillip Frost
	Title:	Trustee

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

SV LIFE SCIENCES FUND IV, L.P.
BY:	SV Life Sciences Fund IV (GP), L.P.,
its sole General Partner
By:	SVLSF IV, LLC, its sole General Partner

By:	/s/ Denise W. Marks
	Name:	Denise W. Marks
	Title:	SVLSF IV, LLC, Member

SV LIFE SCIENCES FUND IV STRATEGIC PARTNERS, L.P.
BY:	SV Life Sciences Fund IV (GP), L.P.,
its sole General Partner
By:	SVLSF IV, LLC, its sole General Partner

By:	/s/ Denise W. Marks
	Name:	Denise W. Marks
	Title:	SVLSF IV, LLC, Member

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

SYNERGY LIFE SCIENCE PARTNERS, L.P.

By:	/s/ Mudit K. Jain
	Name:	Mudit K. Jain, PhD
	Title:	Managing Director

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

AISLING CAPITAL III, LP

/s/ Lloyd Appel
Name:	Lloyd Appel
Title:	CFO

Aisling Capital III, L.P.
888 Seventh Avenue, 30th Floor
New York, NY 10106
Attn: Aftab Kherani
Fax: 212 651 6379

With a required copy to:

McDermott Will & Emery LLP
340 Madison Avenue
New York, NY 10173-1922
Attn: Todd Finger
Fax: 212 547 5444

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

INTERSOUTH PARTNERS VII, L.P.
BY:	Intersouth Associates VII, LLC
its General Partner

By:	/s/ Dennis Dougherty
	Name:	Dennis Dougherty
	Title:	Managing Member

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

INTERNATIONAL BIOTECHNOLOGY TRUST PLC

By:	/s/ Nick Coleman
Name:	Nick Coleman
Title:	IBT Authorised Signatory

Address for Notice:
55 Moorgate
London, EC2R 6PA
United Kingdom

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

QUAKER BIOVENTURES II, L.P.
BY:	Quaker BioVentures Capital II, L.P., its General Partner
By:	Quaker BioVentures Capital II, LLC, its General Partner

By:	/s/ Matthew B. Rieke
Matthew B. Rieke, Vice President

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

KFBSF PRIVATE EQUITY FUND I, L.P.

By:	/s/ David Stevens 8/13/13
	Name:	David Stevens
	Title:	Manager

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

STEPSTONE-SYN INVESTMENTS, L.L.L.P.
BY:	StepStone PC GP, LLC

By:	/s/ Jason Ment
	Name:	Jason Ment
	Title:	Partner & General Counsel

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTOR:

By:	/s/ Donald L. Laurie
	Name:	Donald L. Laurie
Title:

[Signature Page to Securities Purchase Agreement]